Exhibit 10.28

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO THE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective this      th day of                     , 201     (the “Effective Date”), by and between Lam Research Corporation, a Delaware corporation (the “Company”), and                                          (the “Executive”).

RECITALS

WHEREAS, the Executive and the Company (the “Parties”) previously entered into an employment agreement effective                      (the “Employment Agreement” and, as amended hereby, the “Agreement”); and

WHEREAS, the Parties desire to amend the Employment Agreement to clarify the treatment of Market-Based Performance Restricted Stock Units, a new type of restricted stock unit provided by the Company to the Executive with the number of shares paid based on the relative performance of the total stockholder return of the Company’s common stock compared to that of a designated comparison group (“mPRSU”).

NOW, THEREFORE, in consideration of the promises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	Section 5.(a)(iv) is amended and restated in its entirety, as follows:

“(iv) Except as provided in Section 5.(f) below, the unvested portion(s) of any stock options/Restricted Stock Units (“RSUs”) that were granted to Executive prior to the Change in Control shall automatically be accelerated in full (which, for performance-based equity awards that are not mPRSUs, shall mean at target number of shares) so as to become completely vested as of the Termination Date. Unless the grant was made prior to July 1, 2009, the stock options shall remain exercisable for two years following the Termination Date unless they are earlier exercised or expire pursuant to their original terms or unless they are exchanged for cash in connection with any Change in Control. For options granted prior to July 1, 2009, the grant’s award agreement shall control how long the options shall remain exercisable1. The Company will issue the shares underlying the RSUs within ten (10) days of the Termination Date.”

2.	Section 5.(d) is amended and restated in its entirety, as follows:

“(d) Except as provided in Section 5.(f) below, if the Company is acquired by another entity in connection with a Change in Control and there is or will be no market for the Common Stock of the Company, the vesting of all (which, for performance-based equity awards that are not mPRSUs, shall mean at target number of shares) Executive’s stock options/RSUs, granted prior to the Change in Control, will accelerate immediately prior to the Change in Control (and, for stock options, be immediately exercisable) if the acquiring company does not provide Executive with stock options/RSUs comparable to the unvested stock options/RSUs granted Executive by the Company, regardless of whether the Executive’s employment is terminated.”

[1]	Generally, option award agreements allow exercise of the option for periods ranging from thirty (30) days to one (1) year after termination of employment, depending on the option plan and the nature of the termination.

AMENDMENT TO EMPLOYMENT AGREEMENT

3.	Section 5.(f) is added to the Employment Agreement, as follows:

“(f) In the event of a Change in Control, for any mPRSU awards outstanding at the time of the Change in Control, the mPRSUs shall be converted into a Cash Award as determined under the terms of the mPRSU Award Agreement. For the avoidance of doubt, mPRSUs shall not receive the treatment outlined in Sections 5.(a)(iv) or 5.(d) of the Employment Agreement, which applies to stock options and RSUs (including performance-based RSUs that are not mPRSUs).

(i) Change in Control, Involuntary Termination. In the case of a Change in Control where the Executive’s employment terminates due to an Involuntary Termination prior to twelve (12) months following the Change in Control or in contemplation of a Change in Control, the Cash Award (as defined in the mPRSU Award Agreement), shall be paid out to the Executive within ten (10) days following the Termination Date.

(ii) Change in Control, No Termination. In the case of a Change in Control where the Executive’s employment does not terminate within twelve (12) months following the Change in Control or in contemplation of a Change in Control, the Executive shall receive the Cash Award when ordinarily paid out (under the mPRSU Award Agreement).”

4.	Section 6.(b)(i)(C) is amended and restated in its entirety, as follows:

“(C) Stock options will cease to vest on the Termination Date and will be cancelled ninety (90) days after the Termination Date (unless they are exercised or expire pursuant to their terms before cancellation). RSUs and mPRSUs will be cancelled on the Termination Date.”

5.	Section 6.(b)(ii)(E) is amended and restated in its entirety, as follows:

“(E) Except as provided in Section 6.(b)(ii)(G)* below, for any stock options/RSUs granted to the Executive twelve (12) months or more before the Termination Date, a number of shares shall vest (and for stock options, become exercisable as of the Termination Date) such that the total number of shares vested on the Termination Date shall equal a pro-rata percentage of the total number of shares (which, for performance-based equity awards that are not mPRSUs, shall mean at target) subject to such grant (based on the number of full months worked during the vesting schedule)2. Unless the grant was made prior to July 1, 2009, the stock options shall remain exercisable for two years following the Termination Date unless they are earlier exercised or expire pursuant to their original terms or unless they are exchanged for cash in connection with any Change in Control. For options granted prior to July 1, 2009, the grant’s award agreement shall control how long the options shall remain exercisable. The

[2]	For example, if a stock option has a four (4) year vesting schedule where 25% of the options vest on each anniversary of the grant date, an Executive whose Termination Date is twenty seven (27) months and a day after grant will already have vested in 50% of the total option, and will vest in an additional 6.25% (3/48) of the total option by virtue of this section. No additional vesting shall occur beyond this additional amount.
*	“G” will be “H” in Douglas R. Bettinger’s Agreement
**	“F” will be “G” in Douglas R. Bettinger’s Agreement

AMENDMENT TO EMPLOYMENT AGREEMENT

Company will issue the shares underlying the RSUs to the Executive within ten (10) days following the Termination Date. In addition, the independent members of the Board may, in their discretion, accelerate the vesting of additional stock options or RSUs held by the Executive.”

6.	Section 6.(b)(ii)(G)* is added to the Employment Agreement, as follows:

“(G)* In the event of an Involuntary Termination prior to the end of the mPRSU Performance Period (as defined in the mPRSU Award Agreement), a portion of the mPRSUs shall convert into a cash payment (the “Cash Payment”). The Cash Payment shall be determined by multiplying the Target Number of mPRSUs (as set forth in the mPRSU Award Agreement) by the total number of days from the Grant Date (as defined in the mPRSU Award Agreement) until the Termination Date divided by the number of days in the Performance Period (as defined in the mPRSU Award Agreement) (the “Termination Target Shares”). The Company’s performance under the Vesting Formula (as set forth in the mPRSU Award Agreement and using the 50-trading day average closing price through the Termination Date) from the first day of the Performance Period until the Termination Date shall be applied to the Termination Target Shares to determine the number of shares to convert into the Cash Payment. This number of shares shall be multiplied by the closing price of the Company’s common stock as of the Termination Date to determine the dollar amount of the Cash Payment. The Cash Payment will be paid to the Executive within ten (10) days following the Termination Date. Any remaining portion of the mPRSUs that are not converted into a Cash Payment shall be cancelled.

For the avoidance of doubt, mPRSUs shall not receive the treatment outlined in Section 6.(b)(ii)(E) of the Employment Agreement, which applies to stock options and RSUs (including performance-based RSUs that are not mPRSUs).”

7.	Section 6.(b)(iii)(C) is amended and restated in its entirety, as follows:

“(C) Stock options will cease to vest on the Termination Date and will be cancelled thirty (30) days after the Termination Date (unless they are exercised or expire pursuant to their terms before cancellation). RSUs and mPRSUs will be cancelled on the Termination Date.”

8.	Section 6.(b)(iv)(D) is amended and restated in its entirety, as follows:

“(D) Except as provided in Section 6.(b)(iv)(F)** below, for any stock options/RSUs granted to the Executive before the Termination Date, a number of shares (which, for performance-based equity awards that are not mPRSUs, shall mean at target) shall vest so that the greater of (x) 50% of the shares in each grant are immediately vested (and, for stock options, become exercisable) or (y) the total number of shares vested (and for stock options, become exercisable) on the Termination Date shall equal a pro-rata percentage of the total number of shares subject to such grant (based on the number of full months worked during the vesting schedule). Unless the grant was made prior to July 1, 2009, the stock options shall remain exercisable for two years following the Termination Date unless they are earlier exercised or expire pursuant to their original terms, or unless they are exchanged for cash in connection with any Change in Control. For options granted prior to July 1, 2009, the grant’s award agreement shall control how long the options shall remain exercisable. The Company will issue the shares underlying the RSUs to the Executive’s estate within ten (10) days following the Termination Date. In addition, the independent members of the Board may, in their discretion, accelerate the vesting of additional stock options or RSUs held by the Executive.”

AMENDMENT TO EMPLOYMENT AGREEMENT

9.	Section 6.(b)(iv)(F)** is added to the Employment Agreement, as follows:

“(F)** A portion of the mPRSUs shall vest on the Termination Date. To determine the applicable Target Number of mPRSUs (as set forth in the mPRSU Award Agreement) shall be multiplied by the total number of days from the Grant Date (as defined in the mPRSU Award Agreement) until the Termination Date, divided by the number of days in the Performance Period (as defined in the mPRSU Award Agreement) to determine the “death pro rata” target number of shares. The Company’s performance under the Vesting Formula (as set forth in the mPRSU Award Agreement) from the first day of the Performance Period until the Termination Date shall be applied to the greater of: (i) the “death pro rata” target number of shares or (ii) 50% of the original Target Number of mPRSUs (as set forth in the mPRSU Award Agreement), to determine the number of shares which shall be paid to the Executive’s estate within ten (10) days of the Termination Date. Any remaining unvested portion of the mPRSUs shall be cancelled.”

10.	Section 6.(b)(v)(D) is amended and restated in its entirety, as follows:

“(D) Except as provided in Section 6.(b)(v)(F)** below, for any stock options/RSUs granted to the Executive before the Termination Date, a number of shares (which, for performance-based equity awards that are not mPRSUs, shall mean at target) shall vest so that the greater of (x) 50% of the shares in each grant are immediately vested (and, for stock options, become exercisable) or (y) the total number of shares vested (and for stock options, become exercisable) on the Termination Date shall equal a pro-rata percentage of the total number of shares subject to such grant (based on the number of full months worked during the vesting schedule). Unless the grant was made prior to July 1, 2009, the stock options shall remain exercisable for two years following the Termination Date unless they are earlier exercised or expire pursuant to their original terms, or unless they are exchanged for cash in connection with any Change in Control. For options granted prior to July 1, 2009, the grant’s award agreement shall control how long the options shall remain exercisable. The Company will issue the shares underlying the RSUs to the Executive within ten (10) days following the Termination Date. In addition, the independent members of the Board may, in their discretion, accelerate the vesting of additional stock options or RSUs held by the Executive.”

11.	Section 6.(b)(v)(F)** is added to the Employment Agreement, as follows:

“(F)** A portion of the mPRSUs shall vest on the Termination Date. To determine the applicable Target Number of mPRSUs (as set forth in the mPRSU Award Agreement) shall be multiplied by the total number of days from the Grant Date (as defined in the mPRSU Award Agreement) until the Termination Date, divided by the number of days in the Performance Period (as defined in the mPRSU Award Agreement) to determine the “disability pro rata” target number of shares. The Company’s performance under the Vesting Formula (as set forth in the mPRSU Award Agreement) from the first day of the Performance Period until the Termination Date shall be applied to the greater of: (i) the “disability pro rata” target number of shares or (ii) 50% of the original Target Number of mPRSUs (as set forth in the mPRSU Award Agreement), to determine the number of shares which shall be paid to the Executive within ten (10) days of the Termination Date. Any remaining unvested portion of the mPRSUs shall be cancelled.”

AMENDMENT TO EMPLOYMENT AGREEMENT

IN WITNESS WHEREOF, the Parties have duly executed this Agreement effective as of the day and year first written above.

LAM RESEARCH CORPORATION

By:

Name:

Title:

Dated:

[Insert Executive Name]

Dated: